EXHIBIT 99.2

                                    MERGER OF
                             SLC TECHNOLOGIES, INC.
                                      WITH
                             ITI TECHNOLOGIES, INC.

                             INVESTOR PRESENTATION

                               SEPTEMBER 28, 1999




                                                   [ITI LOGO]   Security
   [SLC LOGO]                                                   Automation
      SLC                                                       Fire Protection
TECHNOLOGIES, INC.                                              Access Control



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This document contains forward-looking statements about future business operations, financial performance, and market conditions. Such statements are subject to certain risks, uncertainties and other factors that can affect the two companies' businesses and cause actual results to differ materially from those contained in any forward-looking statements, including changing economic conditions, international trade and monetary factors, risk associated with acquisitions, such as difficulties in assimilating operations, systems and products of the two companies, the diversion of management's attention from other business concerns, and the risk of entering new markets, and the factors described in ITI's annual and quarterly reports on Form 10-K and 10-Q (copies of such reports may be obtained from the company or reviewed on the SEC EDGAR system at www.sec.gov).


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TRANSACTION SUMMARY

o        ITI Technologies, Inc. ("ITI") to merge with SLC Technologies, Inc.
         ("SLC") by issuing approximately 15.2 million shares of common stock in a tax-free transaction.

o Current ITI shareholders may elect to exchange up to 50% of their existing shares, in aggregate, for $36.50 in cash per share.

o Following the merger and cash election (assuming full subscription), ITI will be owned approximately 78% by SLC shareholders and 22% by current ITI shareholders.

o        Purchase accounting with SLC being accounting acquirer.

o Tom Auth will retain his current position as Chairman of the Board of the merged company with Ken Boyda becoming CEO of the merged company.

o Transaction is anticipated to close in Q1, 2000 and is subject to a supplemental IRS ruling concerning SLC's 1997 tax-free spin-off.

o Transaction is estimated to be accretive to ITI's projected First Call consensus year 2000 EPS estimates of $2.28.

         -     Estimated to be significantly accretive to year 2000 cash EPS.

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OVERVIEW OF ITI

o Leading designer and manufacturer of wireless residential security systems with new product offerings targeting the wireless commercial and fire protection markets.

o        45% market share in fast growing wireless security market:

         -     Recognized leader in product innovation with over 21 patents.

o Over the five year period ending December 31, 1998, achieved compounded annual revenue and EPS growth rates of 16.8% and 28.8%, respectively.

o Diversified customer base with top 10 customers accounting for 33% of sales.

o 1998 revenues and EBITDA of $109.0 million and $25.2 million, respectively.

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OVERVIEW OF SLC

o Leading global provider of integrated communications technologies for security and safety systems.

         - High end, networkable systems focused on commercial and enterprise solutions for intrusion, access management and fire protection applications.

         - Products include intrusion sensors, electronic access, CCTV, digital video and storage systems, fiber optic transmission, and electronic key management systems.

         - New product introductions include electronic asset management systems and digital fiber communications solutions.

         - 39% of sales from outside Americas, sales/support offices in 27 countries.

o Over the nine year period ending December 31, 1998, achieved compound annual growth rates of 35.6% in revenues and 51.1% in EBITDA.

o SLC is led by K. Boyda (CEO), B. McCarthy (COO Americas), H. Waucquez (COO Europe), J. Logan (CFO), and C. Licko (Sr. VP Manufacturing) who have a combined 60 years of experience in the industry.

o 1998 revenues and EBITDA of $375.6 million and $65.5 million, respectively.

         -     Owned by the Berwind Group, a Philadelphia based private company.

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SLC'S FINANCIAL PERFORMANCE THROUGH THE 1990S


                               [PLOT POINTS CHART]



               Acquisitions        Organic           Total
               -----------------------------------------------
SALES:         $192 MILLION +   $249 MILLION  =   $441 MILLION
               -----------------------------------------------


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SLC ACQUISITION HIGHLIGHTS

o Since 1990, SLC has successfully integrated 21 companies and begun two start-up enterprise solution developments in key technology/market segments.


                               [PLOT POINTS CHART]

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MARKET DRIVERS


      RESIDENTIAL               COMMERCIAL              ENTERPRISE SOLUTIONS

- ------------------------   ----------------------    ---------------------------
o Targets security mass    o Sold through            o Fastest growing market
  marketers, installers      installers.               targets system
  and real estate                                      integrators and
  boards.                  o Integration of            Fortune 1000
                             intrusion, fire,          companies.
o Desire easy-to-install     access control and/or
  products,                  CCTV.                   o Integration of all
  comprehensive                                        products with business
  services, full product   o Desire broad product      IT systems.
  lines.                     range and
                             comprehensive support.  o Product capabilities.

                                                     o International in
                                                       focus.

- ------------------------   -----------------------   ---------------------------


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ENTERPRISE SOLUTION OFFERINGS

[GRAPHIC] SMOKE DETECTOR
[GRAPHIC] GLASSBREAK SENSOR                        [GRAPHIC]
[GRAPHIC] CCTV CAMERA
[GRAPHIC] DOME CAMERA
[GRAPHIC] CARD READER
[GRAPHIC] FIBEROPTIC CABLE
[GRAPHIC] WIRELESS COMMUNICATION
[GRAPHIC] MOTION SENSOR
[GRAPHIC] CONTROL UNIT
[GRAPHIC] CENTRAL CONTROL UNIT

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SECURITY MARKET SIZE / GROWTH

o Within the residential market, ITI's primary focus is the wireless segment, which, according to Stat Resources, is growing at 18% per annum compared to overall residential security market of 10%.

                 [PIE CHART]                            [BAR GRAPH]

WORLDWIDE MARKET SIZE - MANUFACTURER LEVEL             GROWTH RATES
         SIZE ($ IN MILLIONS)

     Residential              $1,500            Residential              10%
     Commercial               $3,500            Commercial                8%
     Enterprise Solutions     $5,000            Enterprise Solutions     14%

     TOTAL MARKET SIZE - $10 BILLION


Source: Management estimates based on Frost and Sullivan and Stat Resources data.

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KEY INVESTMENT HIGHLIGHTS

o        Highly strategic acquisition:

         -     Complementary product lines and geographic distribution.

         -     Strong technological and market leadership in each segment.

o        Platform for continued growth:

         -     Conservatively leveraged capital structure.

         -     Public currency for acquisitions.

         - Senior management team with well over 60 years of combined experience.

o        Potential for strong financial growth:

         -     Accretive transaction.

         -     Strong fundamental growth rates.

         -     Meaningful synergies.


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INTEGRATED COMMUNICATION TECHNOLOGIES FOR SECURITY &
SAFETY SYSTEMS

                                   [GRAPHIC]

     RESIDENTIAL                              CORPORATE
     -----------                              ENTERPRISES
   SAFETY / COMFORT                           -----------
RELIABILITY / SIMPLICITY               SAFETY & ASSET PROTECTION
  INTER-CONNECTIVITY                    MANAGEMENT INFORMATION
                                        VERIFICATION & TRACKING


                                   COMMERCIAL
                                   ----------
                                   PROTECTION
                                  RELIABILITY
                              EASE OF MAINTENANCE




      ------------------ SERVICE -------------------- PROVIDER -----------------
            WIRELESS                  COMMUNICATIONS               ITI
        REMOTE MONITORING                                       CASI-RUSCO
      INTERNET / INTRANET                                        KALATEL
                                                            ARITECH / SENTROL

       CONTROLS / KEYPADS         CONTROL & TRANSMISSION           ITI
          FIBER OPTICS                                    FIBER OPTIONS/KALATEL
         DIGITAL VIDEO                                            IMPAC
         (COMPRESSION)                                         ORIGIN DATA

SOFTWARE - EAC, ACCESS TRACKING,  INFORMATION PROCESSING        CASI/SUPRA
    KEY MGMT., MULTIPLEXERS                                   KALATEL/IMPAC
         DIGITAL VIDEO                                         ORIGIN DATA

     CONTACTS / GLASSBREAK         SENSING & DETECTION         SENTROL/ESL
        SMOKE DETECTORS                                          ARITECH
         VIDEO CAMERAS                                         GBC/KALATEL
    PIR'S / RFID / MICROWAVE

         --------------            ---------------------          --------
         (TECHNOLOGIES)            (SYSTEM CONNECTIVITY)          (BRANDS)

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COMPLEMENTARY PRODUCT LINES

o On a business segment and geographic basis, the merger is highly strategic.

        [PIE CHART]                    [PIE CHART]                     [PIE CHART]

             ITI                            SLC                           COMBINED

Residential Security   95.0%     Commercial            56.0%     Commercial             44.4%
Commercial              5.0%     Enterprise Solution   24.0%     Residential Security   27.8%
                                 Real Estate           12.0%     Enterprise Solution    18.6%
                                 Residential Security   8.05     Real Estate             9.3%

   TOTAL: $109 MILLION               TOTAL: $376 MILLION             TOTAL: $485 MILLION


         [PIE CHART]                    [PIE CHART]                     [PIE CHART]

             ITI                            SLC                           COMBINED

     Americas       86.2%           Americas       61.0%            Americas       66.7%
     Europe          8.1%           Europe         36.3%            Europe         30.0%
     Asia(a)         5.7%           Asia            2.7%            Asia            3.4%

     TOTAL: $109 MILLION             TOTAL: $376 MILLION            TOTAL: $485 MILLION

(a) Includes Africa and Australia

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PLATFORM FOR CONTINUED GROWTH

o Opportunity for increased sales through leveraging of complementary distribution channels and product lines.

         -     ITI's wireless products through SLC's European distribution.

o        Provides key customers with a full product line in all key markets.

         -     Portfolio of products with technology and cost leadership.

o Conservatively leveraged capital structure provides capacity to continue to consolidate industry.

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LEADING COMMITMENT TO PRODUCT DEVELOPMENT - USA


          SLC                                   -------------------------------
                                                   CORE COMPETENCIES
Boca Raton          85                             -----------------
Portland            32                             Sensor Technologies
Hickory             28                             Wireless
Salem               24                             Electronic Access Control
Bohemia             18                             Fiber Optics
Costa Mesa          14                             Video & Audio
Corvallis            8                               Transmission
South Hackensack     2                             CCTV
                                                   Digital Video & Digital
         ITI                                         Storage Media
                                                   Key Management
St. Paul            81                             Fire Control
Gladewater           7                             Software Development
                                                   Integrated Systems
                                                -------------------------------


               --------------------------------------------------
               USA: 309 PEOPLE DEDICATED TO TECHNICAL DEVELOPMENT
               --------------------------------------------------

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LEADING COMMITMENT TO PRODUCT DEVELOPMENT - EUROPE

          [GRAPHIC]
                                   *    HEADQUARTERS:       2
                                   *    FACTORIES           5
                                   *    SALES OFFICES      19
                                   *    SALES BRANCHES     10
                                   *    DISTRIBUTORS       13




            --------------------------------------------------------
            WORLDWIDE: 519 PEOPLE DEDICATED TO TECHNICAL DEVELOPMENT
            --------------------------------------------------------

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POTENTIAL FOR STRONG FINANCIAL GROWTH

o        Strong fundamental industry growth rates:

         -        Base markets growing at 8% to 14% per annum.

         -        Exposure to fastest growth segments.

o        Potential for significant synergies:

         -        $10 million of annual pre-tax synergies within 12 months.

         -        Incremental revenue synergies.

         -        Working capital management.

o        Accretive Transaction

         -        Accretive to 2000 EPS.

         -        Significantly accretive to 2000 cash EPS.

o        Continued growth through acquisition

         - Balance sheet leverage after share repurchase of approximately 2.7x total debt/pro forma LTM June 30, 1999 EBITDA of $100 million.

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PRO FORMA HISTORICAL FINANCIAL RESULTS


      PRO FORMA HISTORICAL REVENUES       PRO FORMA HISTORICAL EBITDA

               CAGR: 20.0%                       CAGR: 27.6%


               [BAR GRAPHS]                     [BAR GRAPHS]

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PRO FORMA CAPITALIZATION AND COVERAGE RATIOS


                            Pro forma Capitalization
- --------------------------------------------------------------------------------

                                                                 MULTIPLE OF
($ IN THOUSANDS)                            PERCENT OF         PF LTM 6/30/99
                                       TOTAL CAPITALIZATION       EBITDA (a)
                                       --------------------       ----------



Cash                        $ 28,500             NA                    NA

Revolver                     167,944          31.9%                  1.7x
Term Loan                    100,000          19.0%                  1.0
                            --------          ----                   ---
Total Debt                   267,944          50.9%                  2.7

Stockholders' Equity         258,158          49.1%                  2.6
                            --------          ----                   ---
Total Capitalization         526,102         100.0%                  5.3x
                            ========         =====                   ===

                                 Coverage Ratios
- --------------------------------------------------------------------------------
Total Debt/ PF LTM 6/30/99 EBITDA                                 2.7x
PF LTM 6/30/99 EBITDA / Total Interest                            5.9
Total Debt/Total Capitalization                                  50.9%
- --------------------------------------------------------------------------------

NOTE:
- ----------------------------------
(a) Assumes pro forma EBITDA for the twelve month period ending June 30, 1999 of $100.0 million.

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